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                                                                     ADVANTUS
                                                                 FAMILY OF FUNDS


                                                   ANNUAL REPORT TO SHAREHOLDERS
                                            ADVANTUS INTERNATIONAL BALANCED FUND


                                                              SEPTEMBER 30, 1995

ADVANTUS INTERNATIONAL BALANCED FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                  2

INVESTMENTS IN SECURITIES           7

STATEMENT OF ASSETS AND
LIABILITIES                        16

STATEMENT OF OPERATIONS            17

STATEMENT OF CHANGES IN
NET ASSETS                         18

NOTES TO FINANCIAL
STATEMENTS                         19

INDEPENDENT AUDITORS'
REPORT                             26

FEDERAL INCOME TAX
INFORMATION                        27

SHAREHOLDER SERVICES               29

October 31, 1995

                                                                         [PHOTO]
Dear Shareholders:

The first nine months of 1995 produced exceptional returns for both stock and bond investors. Subdued inflation and a growing economy combined to create a positive secular environment for financial assets.

A 140 basis point reduction in the 30-year Treasury Bond produced a 21 percent return since the beginning of the year. Corporate bonds returned 16.5 percent according to Lehman Corporate Bond Index. If this pace continues, the bond market will finish off one of its best years ever - a sharp reversal from 1994.

Investors reacted strongly to every actual and perceived economic shift creating unusual volatility in the bond market. The sharp sell off in July and August was just such an over reaction. Long term yields will be driven by continuing concerns about the budget process in Washington, the near term direction of the economy and the dollar's performance. Nonetheless, we expect Treasury Bills to remain trading in the 6-7 percent range.

Technology, financial and consumer companies drove the stock market to all-time record highs in the third quarter as measured by the S&P 500. While this produced spectacular results, the extended run may create additional vulnerability in the market. The chief concerns are disappointing earnings announcements and a general slow down in profitability. According to Ibbotson Associates, there have only been four times since 1927 that stock prices have risen more in the first nine months of the year. In each instance, the market cooled off in the final quarter. Factors which could push the market up in the short term, however, are a significant interest rate reduction or a surge in foreign portfolio inflows.

The current economic expansion is displaying the mixed signals of maturation. However, we do not expect an early end to the recovery. The economy's recent slow growth pattern should lengthen the life of the expansion by reducing inflationary pressures and consequently, the need for money tightening measures. It is unlikely that the economy will regain the robust pace of the early stages of the expansion.

The market does hold opportunity for investors. Diversification across industries and geographic regions remains a key element to successful investing. However, determining which investments will benefit in both the near and long term requires professional experience. Advantus Capital Management, Inc. offers a family of eight funds which are designed to help you reach your goals with a thoughtful, well conceived investment strategy.

Sincerely,

Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS INTERNATIONAL BALANCED FUND
PERFORMANCE UPDATE
[PHOTO]
JIM CHANEY AND NEIL DEVLIN
TEMPLETON INVESTMENT COUNSEL, INC.
PORTFOLIO MANAGERS
The Advantus International Balanced Fund is a mutual fund designed for investors seeking a high level of total return. The
Fund hopes to achieve its objective by
investing in both stocks and debt
securities issued by companies, large and small, outside the United States and in debt securities of governments outside the United States. While Advantus Capital
Management, Inc. acts as investment
adviser for the Fund, Templeton
Investment Counsel, Inc. provides
investment advice to the Fund under a
subadvisory agreement.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE

Your Fund's first year return is attributed to comparable performance for both the stock and bond portions of your portfolio. The Fund's performance for the year ended September 30, 1995 for each class of shares offered is as follows:

Class A*                             7.4%
Class C (since 3/1/95
 inception)*                        10.3%

In absolute terms the Fund's performance generally benefited from a lower U.S. Dollar vis-a-vis many overseas currencies. Performance relative to benchmark indices was also helped by lower interest rates, and an under weighting in Japanese shares. The returns for the Morgan Stanley Capital International EAFE Index** and the J.P. Morgan Non-U.S. Government Bond Index+ are 6.2% and 18.6%, respectively. Alternatively, these positive factors were partially offset by your emerging markets' investments which continue to underperform. These holdings, however, represent less than 15% of your portfolio and despite near-term volatility probably continue to offer good long-term value.

MARKET RECAP

The international stock markets have mildly recovered after a difficult year in 1994. The magnitude of the recovery, however, remains dwarfed compared to the 1993 international bull market which is attributed to falling interest rates, strong global economic recovery and emerging markets "euphoria." Today, however, many markets are plagued by existing or proposed government policies which may adversely affect earnings. Furthermore, there remains uncertainty regarding the current position of the global economic cycle which is now generally interpreted as a "pause" or a protracted "slowdown." Nevertheless, this environment has proven favorable for fundamental investors who can correctly discern winners and losers.

The international bond markets, however, have been more predictable given a recent fall in interest rates in the U.S. and abroad. The overall level of global growth is also not generally a concern provided issuers remain solvent. Furthermore, global inflation remains subdued at reasonable levels.

OUTLOOK

The international stock markets have generally underperformed the U.S. stock markets for two years yet on a stock-by-stock basis probably offer better long-term value given above average long-term economic growth prospects. It is for this reason that we remain optimistic. Nevertheless in the near-term, as

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                              SEPTEMBER 30, 1995

expected,  the investment environment outside the  U.S. has been challenging. It
is  during  these   periods  of  volatility,   however,  that  good   investment
opportunities are identified and are eventually realized.

We continue to selectively invest in the Far East, Eastern Europe and France and remain less enthusiastic about the United Kingdom. Latin America is also being closely watched without significant buying or selling activity.

The stock/bond & cash ratio for the portfolio is also expected to remain about 70/30. The bond portion of the portfolio continues to favor Australia, Canada and New Zealand and higher yielding European markets which include Italy, Spain and Sweden. Alternatively, the hard-currency markets, the United States, Germany and Japan are considered less attractive.
*Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge.
**The EAFE Index is an unmanaged index of common stocks from European, Asian and Far Eastern markets.
+The J.P. Morgan Non-U.S. Government Bond Index includes all liquid foreign government issues of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.

ADVANTUS INTERNATIONAL BALANCED FUND
SEPTEMBER 30, 1995

FIVE LARGEST COMMON STOCK HOLDINGS

                                                             % OF
                                                            COMMON
                                               MARKET        STOCK
COMPANY                            SHARES      VALUE       PORTFOLIO
--------------------------------  --------   ----------   -----------
Svenska Handelsbanken...........   26,300    $  455,595          2.3%
Volvo...........................   18,500       454,007          2.2%
Societe Generale de
  Surveillance..................      230       428,354          2.1%
Aegon...........................   11,015       400,379          2.0%
Astra...........................   11,000       387,457          1.9%
                                             ----------          ---
                                             $2,125,792         10.5%
                                             ----------          ---
                                             ----------          ---

FIVE LARGEST BOND HOLDINGS

                                                 MARKET      % OF BOND
COMPANY                                          VALUE       PORTFOLIO
---------------------------------------------  ----------   -----------
International Bank of Reconstruction and
  Development, 6.125%, 09/27/02..............  $  997,427         11.6%
Queensland Treasury Corporation, 8.0%,
  05/14/03...................................     926,390         10.8%
Denmark Kingdom, 7.0%, 12/15/04..............     794,385          9.3%
European Investment Bank, 5.875%, 11/26/99...     569,285          6.9%
Canadian Government, 9.5%, 10/01/98..........     532,708          6.2%
                                               ----------          ---
                                               $3,820,195         44.6%
                                               ----------          ---
                                               ----------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Goods and Services        16.3%
Capital Goods                       1.6%
Intermediate Goods and
Services                           12.6%
Credit Sensitive                   39.4%
Technology                          8.7%
Foreign Government Debt            21.4%

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                              SEPTEMBER 30, 1995

                       COMPARISON OF CHANGE IN VALUE OF A
                       HYPOTHETICAL $10,000 INVESTMENT IN
               ADVANTUS INTERNATIONAL BALANCED FUND, EAFE INDEX,
                 J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX AND
                              CONSUMER PRICE INDEX

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                         2.0%
Since inception (9/16/94)         .1%
                              Class A       EAFE  J.P. Morgan        CPI
9/16/94                        10,000     10,000       10,000     10,000
9/30/94                         9,324      9,845       10,094     10,054
9/30/95                        10,014     10,460       11,972     10,275

On the chart above you can see how the Advantus International Balanced Fund Class A shares' total return compared to the EAFE Index, J.P. Morgan Non-U.S. Government Bond Index and Consumer Price Index. The four lines represent the cumulative total return of a hypothetical $10,000 investment made on inception date of the Advantus International Balanced Fund Class A shares (September 16,
1994) through September 30, 1995.

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    TOTAL RETURN:
Since inception
(3/1/95)                    10.3%
                          Class C       EAFE  J.P. Morgan        CPI
03/01/95                    10000      10000        10000      10000
09/30/95                    11026      11175        11198      10146

On the chart above you can see how the Advantus International Balanced Fund Class C shares' total return compared to the EAFE Index, J.P. Morgan Non-U.S. Government Bond Index and Consumer Price Index. The four lines represent

ADVANTUS INTERNATIONAL BALANCED FUND
SEPTEMBER 30, 1995
the cumulative total return of a hypothetical $10,000 investment made on inception date of the Advantus International Balanced Fund Class C shares (March 1, 1995) through September 30, 1995.

The above charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses. Sales charges pay for your financial adviser's investment advice.

Historical results are not an indication of future performance

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1995

           (Percentages of each investment category relate to total net assets.)

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
COMMON STOCKS (64.6%)
  AUSTRALIA (3.5%)
    Banking (1.1%)
     19,500  National Australia Bank...........................................  $    172,203
     46,000  Westpac Banking...................................................       186,099
    Building Materials and Components (.9%)
    102,000  Pioneer International.............................................       269,457
    Transportation (1.5%)
    115,000  BTR Nylex Ltd.....................................................       308,139
     15,000  Brambles Industries...............................................       165,297
                                                                                 ------------
                                                                                    1,101,195
                                                                                 ------------
  AUSTRIA (1.9%)
    Electrical and Electronics (.9%)
      2,500  VA Technologie (b)(f).............................................       288,905
    Utilities--Gas and Electric (1.0%)
      2,400  EVN Energie-Versorgung............................................       290,773
                                                                                 ------------
                                                                                      579,678
                                                                                 ------------
  BELGIUM (1.9%)
    Chemicals (1.9%)
        590  Solvay............................................................       315,386
      4,300  Union Miniere (b).................................................       275,094
                                                                                 ------------
                                                                                      590,480
                                                                                 ------------
  BRAZIL (.9%)
    Telecommunications (.9%)
      5,900  Telecomunicacoes Brasileiras ADR..................................       272,875
                                                                                 ------------
  CANADA (2.2%)
    Banking (1.0%)
     12,000  Canadian Imperial Bank of Commerce................................       312,931
    Mining and Metals--Container (.8%)
     32,000  Inmet Mining (b)..................................................       249,455
    Utilities--Gas and Electric (.4%)
     15,500  Nova Corporation of Alberta.......................................       122,268
                                                                                 ------------
                                                                                      684,654
                                                                                 ------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  CHILE (.7%)
    Utilities--Gas and Electric (.7%)
      3,300  Compania de Telefonos de Chile ADR................................  $    228,113
                                                                                 ------------
  CZECH REPUBLIC (.9%)
    Energy Services (.9%)
      7,415  Ceske Energeticke (b).............................................       293,844
                                                                                 ------------
  FINLAND (1.5%)
    Wholesale and International Trade (1.5%)
     15,000  Amer Group........................................................       288,711
      4,700  Metsa-Serla.......................................................       187,545
                                                                                 ------------
                                                                                      476,256
                                                                                 ------------
  FRANCE (4.5%)
    Banking (1.0%)
      7,500  Banque Nationale de Paris.........................................       294,797
    Electrical and Electronics (.5%)
      1,950  Alcatel Alsthom...................................................       164,454
    Energy Sources (1.1%)
      4,920  Societe Nationale Elf Aquitaine...................................       332,966
    Health and Personal Care (1.1%)
     17,000  Rhone-Poulenc.....................................................       344,490
    Transportation (.8%)
      8,600  Regie Nationale Des Usines Renault................................       253,964
                                                                                 ------------
                                                                                    1,390,671
                                                                                 ------------
  GERMANY (2.0%)
    Banking (1.0%)
      6,650  Deutsche Bank.....................................................       318,165
    Chemicals (1.0%)
      1,200  Bayer.............................................................       307,727
                                                                                 ------------
                                                                                      625,892
                                                                                 ------------
  HONG KONG (3.3%)
    Banking (1.1%)
     24,000  Hong Kong and Shanghai Banking....................................       333,698
    Multi-Industry (1.1%)
     61,000  Hutchison Whampoa.................................................       330,581

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  HONG KONG--CONTINUED
    Transportation (1.1%)
     45,000  Swire Pacific.....................................................  $    356,495
                                                                                 ------------
                                                                                    1,020,774
                                                                                 ------------
  INDIA (.5%)
    Financial Services (.5%)
     90,600  India Fund........................................................       169,203
                                                                                 ------------
  INDONESIA (1.1%)
    Financial Services (.8%)
    200,000  J.F. Indonesia Fund (b)...........................................       243,160
    Forest Products and Paper (.3%)
    151,500  P.T. Barito Pacific Timber........................................       111,987
                                                                                 ------------
                                                                                      355,147
                                                                                 ------------
  JAPAN (2.3%)
    Building Materials and Components (.4%)
      9,000  Daito Trust Construction..........................................       104,916
    Electrical and Electronics (1.8%)
     23,000  Hitachi...........................................................       251,799
      1,000  Hitachi Koki......................................................         8,685
      6,000  Sony..............................................................       312,621
    Utilities--Gas and Electric (.1%)
      3,000  Kyudenko..........................................................        40,750
                                                                                 ------------
                                                                                      718,771
                                                                                 ------------
  KOREA (.7%)
    Financial Services (.7%)
          4  Korea International Trust (b).....................................       230,000
                                                                                 ------------
  MEXICO (.7%)
    Chemicals (.4%)
     48,000  Vitro.............................................................       127,748
    Utilities--Gas and Electric (.3%)
      2,800  Telefonos de Mexico ADR...........................................        88,900
                                                                                 ------------
                                                                                      216,648
                                                                                 ------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  NETHERLANDS (4.1%)
    Broadcasting, Advertising and Publishing (1.1%)
      5,800  International Nederlanden Group...................................  $    338,261
    Building Materials and Components (.7%)
      6,850  European Vinyls...................................................       240,817
    Insurance (1.3%)
     11,015  Aegon.............................................................       400,379
    Merchandising (1.0%)
      4,200  Koninklijke Bijenkorf Beheer......................................       308,492
                                                                                 ------------
                                                                                    1,287,949
                                                                                 ------------
  NEW ZEALAND (2.0%)
    Forest Products and Paper (1.0%)
    108,000  Fletcher Challenge................................................       291,510
     15,323  Fletcher Forest...................................................        20,478
    Wholesale and International Trade (1.0%)
    417,050  Brierley Investments..............................................       318,487
                                                                                 ------------
                                                                                      630,475
                                                                                 ------------
  NORWAY (2.6%)
    Energy Sources (1.0%)
     23,000  Saga Petroleum....................................................       297,799
    Health and Personal Care (1.1%)
     13,000  Hafslund Nycomed..................................................       338,721
    Mining and Metals--Container (.5%)
     13,000  Elkem.............................................................       158,970
                                                                                 ------------
                                                                                      795,490
                                                                                 ------------
  PHILIPPINES (1.0%)
    Telecommunications (1.0%)
      4,800  Philippine Long Distance Telephone................................       320,552
                                                                                 ------------
  PORTUGAL (.7%)
    Financial Services (.7%)
      2,500  Capital Portugal Fund (b).........................................       229,120
                                                                                 ------------
  SPAIN (6.4%)
    Banking (2.2%)
     18,000  Argentaria Corporacion Bancari de Espanol ADR.....................       324,000

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  SPAIN--CONTINUED
     12,000  Banco Bilbao Vizcaya (e)(f).......................................  $    370,160
    Energy Sources (1.0%)
      9,800  Repsol............................................................       309,059
    Telecommunications (1.0%)
     22,000  Telefonica de Espana..............................................       303,596
    Utilities--Gas and Electric (2.2%)
      6,000  Empresa Nacional de Elecrricidad..................................       308,791
     50,072  Iberdrola.........................................................       379,635
                                                                                 ------------
                                                                                    1,995,241
                                                                                 ------------
  SWEDEN (7.0%)
    Banking (.5%)
      9,600  Stadshypotek......................................................       169,072
    Business and Public Service (1.1%)
     24,000  Esselte...........................................................       344,727
    Forest Products and Paper (1.2%)
     27,000  Stora Kopparbergs Bergslags.......................................       364,432
    Health and Personal Care (2.7%)
     11,000  Astra.............................................................       387,457
     26,300  Svenska Handelsbanken.............................................       455,595
    Transportation (1.5%)
     18,500  Volvo.............................................................       454,007
                                                                                 ------------
                                                                                    2,175,290
                                                                                 ------------
  SWITZERLAND (3.9%)
    Electrical and Electronics (1.3%)
        340  BBC Brown Boveri & Cie............................................       396,206
    Health and Personal Care (1.4%)
        230  Societe Generale de Surveillance..................................       428,354
    Insurance (1.2%)
      1,370  Zuerich Versicherung..............................................       386,302
                                                                                 ------------
                                                                                    1,210,862
                                                                                 ------------
  THAILAND (1.0%)
    Financial Services (1.0%)
     12,834  Thai Fund.........................................................       308,016
                                                                                 ------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  TURKEY (.6%)
    Financial Services (.6%)
     17,000  Turkish Growth Fund...............................................  $    197,625
                                                                                 ------------
  UNITED KINGDOM (6.7%)
    Banking (1.0%)
     27,281  Barclays Bank.....................................................       323,400
    Building Materials and Components (.3%)
     21,700  BICC..............................................................       103,721
    Energy Services (2.1%)
     80,500  British Gas.......................................................       338,266
     25,833  Welsh Water.......................................................       317,683
    Electrical and Electronics (.3%)
      7,200  Waste Management International ADR (b)............................        79,200
    Food and Household Products (2.2%)
    415,000  Albert Fisher Group...............................................       348,115
    121,844  Hillsdown Holdings................................................       341,331
    Merchandising (.8%)
     22,600  Kwik Save Group...................................................       234,645
                                                                                 ------------
                                                                                    2,086,361
                                                                                 ------------
             Total common stocks (cost: $18,765,967)...........................    20,191,182
                                                                                 ------------
PREFERRED STOCKS AND OTHER (3.8%)
  ARGENTINA (.6%)
    Multi-Industry (.6%)
      4,010  Compania de Inversiones en Telecomunications convertible
              preferred-- 7.00% (e)............................................       199,498
                                                                                 ------------
  GERMANY (.4%)
    Energy Services (.4%)
        825  Veba Warrants (expiring 04/06/98).................................       110,449
                                                                                 ------------
  HONG KONG (.9%)
    Multi-Industry (.9%)
    284,000  Jardine Strategic Holdings LTD cumulative convertible
              preferred--7.50%.................................................       293,940
                                                                                 ------------
  ITALY (1.1%)
    Telecommunications (1.1%)
    148,000  Stet Spa di Risp..................................................       345,777
                                                                                 ------------

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  MEXICO (.6%)
    Financial (.6%)
      5,550  Nacional Financiera ADR--11.25%...................................  $    188,700
                                                                                 ------------
  UNITED KINGDOM (.2%)
    Energy Services
     27,900  Welsh Water.......................................................        45,592
                                                                                 ------------
             Total preferred stocks and other (cost: $1,227,929)...............     1,183,956
                                                                                 ------------

 PRINCIPAL
-----------
LONG-TERM DEBT SECURITIES (25.9%)
  AUSTRALIA (3.9%)
    Government (3.9%)
  1,273,000  Queensland Treasury Corporation (Australian Dollar)
              (c)...................................................     8.000%   05/14/03       926,390
    200,000  New South Wales Treasury (Australian Dollar) (c).......     6.500%   05/01/06       126,535
    230,000  Queensland Treasury Corporation (Australian Dollar)
              (c)...................................................     8.875%   11/08/96       176,082
                                                                                            ------------
                                                                                               1,229,007
                                                                                            ------------
  CANADA (4.6%)
    Government (4.6%)
    495,000  Canadian Government Bond (Canadian Dollar) (c).........    10.500%   10/01/04       431,628
    660,000  Canadian Government Bond (Canadian Dollar) (c).........     5.750%   03/01/99       469,126
    675,000  Canadian Government Bond (Canadian Dollar) (c).........     9.500%   10/01/98       532,708
                                                                                            ------------
                                                                                               1,433,462
                                                                                            ------------
  DENMARK (2.6%)
    Government (2.6%)
  4,672,000  Denmark Kingdom (Danish Krone) (c).....................     7.000%   12/15/04       794,385
                                                                                            ------------
  FRANCE (2.7%)
    Government (2.7%)
  1,100,000  France Government Bond (French Franc) (c)..............     8.500%   11/12/96       229,177
  1,026,000  France Government Bond (French Franc) (c)..............     8.500%   03/28/00       222,746
    960,000  France Government Bond (French Franc) (c)..............     9.500%   01/25/01       216,981

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                               MARKET
 PRINCIPAL                                                                                    VALUE(A)
-----------                                                                                 ------------
  FRANCE--CONTINUED
    774,000  France Government Bond (French Franc) (c)..............    10.000%   05/27/00  $    176,407
                                                                                            ------------
                                                                                                 845,311
                                                                                            ------------
  GERMANY (4.6%)
    Government (4.6%)
  1,435,000  International Bank Reconstruction and Development
              (Deutsch Mark) (c)....................................     6.125%   09/27/02       997,427
    335,000  Germany Unity Fund (Deutsch Mark) (c)..................     8.000%   01/21/02       255,626
    245,000  Germany Unity Fund (Deutsch Mark) (c)..................     8.750%   07/20/00       192,598
                                                                                            ------------
                                                                                               1,445,651
                                                                                            ------------
  HONG KONG (1.0%)
    Finance (1.0%)
    400,000  PIV Investment Finance (U.S. Dollar) (c)...............     4.500%   12/01/00       323,000
                                                                                            ------------
  INDIA (.8%)
    Finance (.8%)
    250,000  Essar Gujarat (U.S. Dollar) (c)(d)(f)..................     7.900%   07/15/99       249,063
                                                                                            ------------
  ITALY (.8%)
    Government (.8%)
430,000,000  Italy Government (Italian Lira) (c)....................    10.500%   07/15/00       259,014
                                                                                            ------------
  JAPAN (2.5%)
    Finance (.7%)
 18,000,000  Japan Development Bank (Japanese Yen) (c)..............     6.500%   09/20/01       224,316
    Government (1.8%)
 48,000,000  European Investment Bank (Japanese Yen) (c)............     5.875%   11/26/99       569,285
                                                                                            ------------
                                                                                                 793,601
                                                                                            ------------
  NEW ZEALAND (1.6%)
    Government (1.6%)
    140,000  New Zealand Government Bond (New Zealand Dollar) (c)...     6.500%   02/15/00        87,143
    430,000  New Zealand Government Bond (New Zealand Dollar) (c)...    10.000%   03/15/02       312,507

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                               MARKET
 PRINCIPAL                                                                                    VALUE(A)
-----------                                                                                 ------------
  NEW ZEALAND--CONTINUED
    125,000  New Zealand Government Bond (New Zealand Dollar) (c)...     8.000%   04/15/04  $     83,468
                                                                                            ------------
                                                                                                 483,118
                                                                                            ------------

  SPAIN (.8%)
    Government (.8%)
 29,350,000  Government of Spain (Spanish Peseta) (c)...............    12.250%   03/25/00       251,234
                                                                                            ------------
             Total long-term debt securities (cost: $7,971,498)...........................     8,106,846
                                                                                            ------------
SHORT-TERM SECURITIES (1.5%)
  AUSTRALIA (1.5%)
    600,000  IBM Australia (Australian Dollar) (c)..................    12.000%   03/26/96       460,228
                                                                                            ------------
             Total short-term securities (cost: $445,818).................................       460,228
                                                                                            ------------
             Total investments in securities (cost: $28,411,212) (g)......................  $ 29,942,212
                                                                                            ------------
                                                                                            ------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) Principal amounts for foreign debt securities are denominated in the currencies indicated.
(d) Represents a debt security with a variable rate. The interest rate disclosed is the rate in effect at September 30, 1995.
(e) PRIDES--Preferred Redeemed Increased Dividend Equity Securities are structured as convertible preferred securities issued by a company. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund currently limits investments in illiquid securities to 10% of net assets at the time of purchase. At September 30, 1995, the Fund held illiquid securities in the amount of $908,128 which represents 2.9% of net assets.
(g)  At  September  30,  1995 the  cost  of  securities for  federal  income tax
     purposes  was  $28,721,915.  The  aggregate  unrealized  appreciation   and
     depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.....................  $2,469,529
     Gross unrealized depreciation.....................  (1,249,232)
                                                         ----
     Net unrealized appreciation.......................  $1,220,297
                                                         ----
                                                         ----

ADVANTUS INTERNATIONAL BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                             ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $28,411,212)...........................................  $  29,942,212
Cash in bank on demand deposit....................................................      1,610,358
Receivable for investment securities sold.........................................        409,266
Accrued interest and dividends receivable.........................................        291,457
Receivable for forward foreign currency contracts held, at value (note 4).........      4,497,966
Receivable for fund shares sold...................................................         20,985
Receivable for refundable foreign income taxes withheld...........................         35,400
Organizational costs (note 6).....................................................         32,403
                                                                                    -------------
    Total assets..................................................................     36,840,047
                                                                                    -------------
                                           LIABILITIES
Payable for investment securities purchased.......................................        933,484
Payable to Adviser................................................................         53,022
Payable for organizational costs (note 6).........................................         32,403
Payable for forward foreign currency contracts held, at value (note 4)............      4,542,548
                                                                                    -------------
    Total liabilities.............................................................      5,561,457
                                                                                    -------------
Net assets applicable to outstanding capital stock................................  $  31,278,590
                                                                                    -------------
                                                                                    -------------
Represented by:
  Capital stock--$.01 par value (note 1)..........................................  $      28,989
  Additional paid-in capital......................................................     29,347,092
  Undistributed net investment income.............................................         92,247
  Accumulated net realized gains from investments.................................        326,069
  Unrealized appreciation of investments and translation of assets and liabilities
   in foreign currencies..........................................................      1,484,193
                                                                                    -------------
    Total--representing net assets applicable to outstanding capital stock........  $  31,278,590
                                                                                    -------------
                                                                                    -------------
Net assets applicable to outstanding Class A shares...............................  $  30,948,777
                                                                                    -------------
                                                                                    -------------
Net assets applicable to outstanding Class C shares...............................  $     329,813
                                                                                    -------------
                                                                                    -------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 2,868,246...........................................  $       10.79
                                                                                    -------------
                                                                                    -------------
  Class C--Shares outstanding 30,622..............................................  $       10.77
                                                                                    -------------
                                                                                    -------------

                See accompanying notes to financial statements.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1995

Investment income:
  Interest...........................................................................  $    557,282
  Dividends (net of foreign withholding taxes of $80,025)............................       560,024
                                                                                       ------------
    Total investment income..........................................................     1,117,306
                                                                                       ------------
Expenses (note 5):
  Investment advisory fee............................................................       241,970
  Distribution fees--Class A.........................................................        77,712
  Distribution fees--Class C.........................................................         1,119
  Administrative services fee........................................................        26,200
  Custodian fees.....................................................................        83,425
  Auditing and accounting services...................................................        88,675
  Legal fees.........................................................................        11,459
  Amortization of organizational costs...............................................         8,273
  Directors' fees....................................................................           562
  Registration fees..................................................................        31,012
  Printing and shareholder reports...................................................        15,233
  Insurance..........................................................................         5,740
  Other..............................................................................         6,336
                                                                                       ------------
    Total expenses...................................................................       597,716
  Less fees and expenses waived or absorbed:
    Class A distribution fees........................................................       (38,856)
    Other fund expenses..............................................................       (17,626)
                                                                                       ------------
      Total fees and expenses waived or absorbed.....................................       (56,482)
                                                                                       ------------
      Total net expenses.............................................................       541,234
                                                                                       ------------
      Investment income--net.........................................................       576,072
                                                                                       ------------
Realized and unrealized gains (losses) on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3).............................................................       741,899
    Foreign currency transactions....................................................       (73,257)
                                                                                       ------------
                                                                                            668,642
                                                                                       ------------
  Net change in unrealized appreciation or depreciation on:
    Investments......................................................................     1,261,251
    Translation of assets and liabilities in foreign currencies......................       (48,484)
                                                                                       ------------
                                                                                          1,212,767
                                                                                       ------------
    Net gains on investments and foreign currencies..................................     1,881,409
                                                                                       ------------
Net increase in net assets resulting from operations.................................  $  2,457,481
                                                                                       ------------
                                                                                       ------------

                See accompanying notes to financial statements.

ADVANTUS INTERNATIONAL BALANCED FUND
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED SEPTEMBER 30, 1995 AND
PERIOD FROM JUNE 20, 1994 TO SEPTEMBER 30, 1994

                                                                            1995            1994
                                                                        -------------   -------------
Operations:
  Investment income--net..............................................  $     576,072   $      18,405
  Net realized gains (losses) on investments and foreign currency
   transactions.......................................................        668,642          (9,584)
  Net change in unrealized appreciation or depreciation of investments
   and translation of assets and liabilities in foreign currencies....      1,212,767         271,426
                                                                        -------------   -------------
    Increase in net assets resulting from operations..................      2,457,481         280,247
                                                                        -------------   -------------
Distributions to shareholders from:
  Investment income--net:
    Class A...........................................................       (530,846)             --
    Class C...........................................................         (2,174)             --
  Net realized gains on investments:
    Class A...........................................................       (310,236)             --
    Class C...........................................................           (925)             --
                                                                        -------------   -------------
      Total distributions.............................................       (844,181)             --
                                                                        -------------   -------------
Capital share transactions (notes 5 and 7):
  Proceeds from sales:
    Class A...........................................................     14,280,071      15,150,000
    Class C...........................................................        384,909              --
  Shares issued as a result of reinvested dividends:
    Class A...........................................................         75,357              --
    Class C...........................................................          5,108              --
  Payments for redemption of shares:
    Class A...........................................................       (443,874)             --
    Class C...........................................................        (66,528)             --
                                                                        -------------   -------------
      Increase in net assets from capital share transactions..........     14,235,043      15,150,000
                                                                        -------------   -------------
      Total increase in net assets....................................     15,848,343      15,430,247
Net assets at beginning of period.....................................     15,430,247              --
                                                                        -------------   -------------
Net assets at end of period including (undistributed net investment
 income of $92,247 and $99,393, respectively).........................  $  31,278,590   $  15,430,247
                                                                        -------------   -------------
                                                                        -------------   -------------

                See accompanying notes to financial statements.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1995

(1) ORGANIZATION
    The Advantus International Balanced Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus International Balanced Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC International Balanced Fund, Inc.

    The Fund currently issues two classes of shares: Class A and Class C shares. Class A shares are sold subject to a front-end sales charge. Class C shares are sold without a front-end sales charge, but are subject to a higher Rule 12b-1 fee than Class A shares. Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding period declines as the amount of the purchase increases and ranges from 40 to 96 months after purchase for Class C shares. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees and sales charges charged differs between Class A and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

    On June 20, 1994, MIMLIC Asset Management Company (MIMLIC Management) purchased 15,000 Class A shares for $150,000. Operations of the Fund did not formally commence until September 16, 1994 when the shares became effectively registered under the Securities Exchange Act of 1933. The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, purchased 1,476,997 Class A shares for $15 million prior to commencement of operations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

    The Fund also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

  FEDERAL TAXES
    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, adjustments have been made to decrease additional paid-in capital in the amount $8,273, decrease undistributed net investment income in the amount of $50,198 and increase accumulated realized gains in the amount of $58,471.

  DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income are declared and paid quarterly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1995, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $27,063,595 and $12,213,083, respectively.

(4) FORWARD FOREIGN CURRENCY CONTRACTS
    On September 30, 1995, the Fund had entered into forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The unrealized depreciation of $44,582 on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

 EXCHANGE         CURRENCY TO        U.S. $ VALUE        CURRENCY TO         U.S. $ VALUE
   DATE          BE DELIVERED          9/30/95           BE RECEIVED           9/30/95
----------  -----------------------  ------------  ------------------------  ------------
 10/31/95         30,400  US$         $   30,400      48,988,827  ITL         $   30,400
 10/04/95         14,379  US$             14,379           9,082  GBP             14,374
 10/02/95         12,331  US$             12,331       1,231,259  JPY             12,481
 10/05/95         28,908  US$             28,908         123,668  FIM             29,028
 10/31/95         35,233  US$             35,233         173,364  FRF             35,307
 10/05/95         12,404  US$             12,404           7,809  GBP             12,359
 10/06/95          5,360  US$              5,360           3,369  GBP              5,332
 10/06/95         13,994  US$             13,994          21,140  NZD             13,917
 10/06/95         31,674  US$             31,674          19,940  GBP             31,558
 10/04/95         31,157  US$             31,157         193,720  NOK             30,966
 10/06/95         31,115  US$             31,115          19,555  GBP             30,949
 10/04/95          8,663  US$              8,663         868,082  JPY              8,800
 10/03/95         13,282  US$             13,282       1,306,960  JPY             13,248
 10/04/95         13,160  US$             13,160       1,323,635  JPY             13,417
 10/09/95         31,258  US$             31,258          40,994  AUD             30,942
 10/31/95         30,038  US$             30,038         147,802  FRF             30,101
 10/31/95         33,415  US$             33,415         164,417  FRF             33,485
 10/04/95         15,412  GBP             24,393          24,266  US$             24,266
 10/04/95         26,434  CHF             23,005          22,896  US$             22,896
 10/03/95        133,529  US$            133,529     214,368,223  ITL            133,024
 10/02/95        133,927  US$            133,927     214,979,855  ITL            133,404
 10/25/95         96,623  US$             96,623         137,500  DEM             96,630
 10/23/95        192,582  US$            192,582         275,000  DEM            193,261
 10/02/95        266,412  US$            266,412      32,869,875  ESP            266,822
 10/05/95     18,500,000  JPY            187,532         190,649  US$            190,649
 10/23/95     18,500,000  JPY            187,532         178,399  US$            178,399
 10/23/95     21,000,000  JPY            212,874         202,098  US$            202,098
 10/23/95        550,000  DEM            386,522         373,253  US$            373,253
 10/25/95        275,000  DEM            193,261         188,627  US$            188,627
 10/06/95      1,000,000  CAD            742,424         737,208  US$            737,208
 10/06/95        460,000  CAD            341,515         339,033  US$            339,033
 10/23/95        275,000  DEM            193,261         194,045  US$            194,045
 10/25/95        137,500  DEM             96,630          97,428  US$             97,428
 10/12/95        550,000  DEM            386,522         382,569  US$            382,569
 10/04/95        522,554  DEM            367,233         367,690  US$            367,690
                                     ------------                            ------------
                                      $4,542,548                              $4,497,966
                                     ------------                            ------------
                                     ------------                            ------------

CAD        Canadian Dollar
CHF        Swiss Franc
ESP        Spanish Peseta
FIM        Finnish Mark
FRF        French Franc
ITL        Italian Lira
JPY        Japanese Yen
AUD        Australian Dollar
DEM        German Deutch Mark
GBP        British Pound Sterling
CAD        Canadian Dollar
NZD        New Zealand Dollar
NOK        Norwegian Krone
US$        United States Dollar

(5) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement, effective March 1, 1995, with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .95 percent on the first $25 million in net assets, .80 percent on the next $25 million, .75 percent on the next $50 million and .65 percent on net assets in excess of $100 million. Fees under the new agreement with Advantus Capital are the same as under the old agreement with MIMLIC Management.

    On February 14, 1995 shareholders of the Fund also approved a new sub-advisory agreement between Advantus Capital and Templeton Investment Counsel, Inc. (Templeton). From its advisory fee, Advantus Capital pays Templeton, Inc. a fee equal to an annual rate of .70 percent on the first $25 million in net assets, .55 percent on the next $25 million, .50 percent on the next $50 million and .40 percent on net assets in excess of $100 million. Fees under the new sub-advisory agreement between Advantus Capital and Templeton Investment Counsel, Inc. are the same as the old agreement between MIMLIC Management and Templeton Investment Counsel, Inc.

    The Fund has adopted separate Plans of Distribution applicable to Class A and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and a wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class C Plan provides for a fee of up to 1.00 percent of average daily net assets of Class C shares.

The Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .15 percent for the Fund.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1995 the administrative services fee for the Fund was $2,450 per month. Effective February 1, 1995 the administrative services fee is $2,050 per month.

    Advantus Capital (MIMLIC Management prior to March 1, 1995) directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1995, Advantus Capital voluntarily agreed to absorb $17,626 in expenses that were otherwise payable by the Fund.

    Sales charges received by MIMLIC Sales for distributing the Fund's two classes of shares amounted to $150,769.

    As of September 30, 1995, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned the following shares:

                                           NUMBER OF SHARES    PERCENTAGE OWNED
                                          ------------------  -------------------
Class A.................................        2,490,726              86.8%
Class C.................................            1,024               3.3%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $9,835.

(6) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by MIMLIC Management, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(7) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the year ended September 30, 1995 and the period from June 20, 1994 to September 30, 1994 for Class A shares and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                 CLASS A            CLASS C
                                          ----------------------  -----------
                                             1995        1994        1995
                                          ----------  ----------  -----------
Sold....................................   1,411,085   1,491,997      36,260
Issued for reinvested distributions.....       7,265          --         481
Redeemed................................     (42,101)         --      (6,119)
                                          ----------  ----------  -----------
                                           1,376,249   1,491,997      30,622
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------

(8) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                      CLASS A                       CLASS C
                                                         ---------------------------------       -------------
                                                                              PERIOD FROM         PERIOD FROM
                                                                             SEPTEMBER 16,         MARCH 1,
                                                          YEAR ENDED          1994(A) TO          1995(A) TO
                                                         SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,
                                                             1995                1994                1995
                                                         -------------       -------------       -------------
Net asset value, beginning of period...................     $ 10.34             $ 10.54             $  9.95
                                                         -------------       -------------           ------
Income from investment operations:
  Net investment income................................         .20                 .01                 .11
  Net gains or losses on securities (both realized and
   unrealized).........................................         .56                (.21)                .91
                                                         -------------       -------------           ------
    Total from investment operations...................         .76                (.20)               1.02
                                                         -------------       -------------           ------
Less distributions:
  Dividends from net investment income.................        (.19)                 --                (.13)
  Distributions from capital gains.....................        (.12)                 --                (.07)
                                                         -------------       -------------           ------
    Total distributions................................        (.31)                 --                (.20)
                                                         -------------       -------------           ------
Net asset value, end of period.........................     $ 10.79             $ 10.34             $ 10.77
                                                         -------------       -------------           ------
                                                         -------------       -------------           ------
Total return (b).......................................         7.4%               (1.9)%(c)           10.3%(d)
Net assets, end of period (in thousands)...............     $30,949             $15,430             $   330
Ratio of expenses to average daily net assets (e)......        2.08%                .47%(f)            2.93%(g)
Ratio of net investment income to average daily net
 assets (e)............................................        2.22%                .14%(f)            1.39%(g)
Portfolio turnover rate (excluding short-term
 securities)...........................................        52.0%               12.1%               52.0%

----------
(a)  Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of sales charges.
(c) Total return is presented for the period from September 16, 1994, commencement of operations, to September 30, 1994.
(d) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(e) The Fund's Distributor and Adviser voluntarily waived or absorbed $56,482 and $4,034 in expenses for the year ended September 30, 1995 and the period ended September 30, 1994, respectively. If the Fund had been charged for theses expenses, the ratio of expenses to average daily net assets would have been 2.30% and .49% for Class A shares, respectively, and 3.00% for Class C shares. The ratios of net investment income to average daily net assets would have been 2.00% and .12% for Class A shares, respectively, and 1.32% for Class C shares.
(f) Ratios presented for the period from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(g)  Adjusted to an annual basis.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus International Balanced Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus International Balanced Fund, Inc. (the Fund) as of September 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 1995 and the period from June 20, 1994 to September 30, 1994 and the financial highlights for the year ended September 30, 1995 and the period from September 16, 1994 to September 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1995 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 3, 1995

                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1995. Dividends for the 1995 calendar year will be reported to you on Form 1099-Div in late January 1996. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

Income distributions--taxable as dividend income, none qualifying for deduction by corporations

PAYABLE DATE                                                                                                PER SHARE
---------------------------------------------------------------------------------------------------------  -----------
December 28, 1994........................................................................................   $  0.0831
March 28, 1995...........................................................................................      0.0786
June 28, 1995............................................................................................      0.1465
September 28, 1995.......................................................................................      0.0286
                                                                                                           -----------
                                                                                                            $  0.3368
                                                                                                           -----------
                                                                                                           -----------
Capital gains distribution--taxable as long-term capital gains
December 19, 1994........................................................................................   $   .0016
                                                                                                           -----------
                                                                                                           -----------

    The distributions of $.0759 payable on December 28, 1994 consist of $.0016 from short-term capital gains (taxable as dividend income) and $.0743 from net investment income. The total Class A income distributions include $.1126 which are classified as capital gains for financial statement purposes, but are taxed as ordinary income.

CLASS C

Income distributions--taxable as dividend income, none qualifying for deduction by corporations

PAYABLE DATE                                                                                                PER SHARE
---------------------------------------------------------------------------------------------------------  -----------
March 28, 1995...........................................................................................   $  0.0702
June 28, 1995............................................................................................      0.1351
September 28, 1995.......................................................................................       .0191
                                                                                                           -----------
                                                                                                            $   .2244
                                                                                                           -----------
                                                                                                           -----------

    The total Class C income distributions include $.0690 which are classified as capital gains for financial statement purposes, but are taxed as ordinary income.

FOREIGN INCOME AND TAXES PAID

    The Fund has elected to pass-through foreign tax credits to its shareholders. The following information will aid you in filing for your foreign tax credit.

                                                      CLASS A         CLASS A          CLASS C         CLASS C
                                                  FOREIGN INCOME    FOREIGN TAX    FOREIGN INCOME    FOREIGN TAX
COUNTRY                                              PER SHARE     PAID PER SHARE     PER SHARE     PAID PER SHARE
------------------------------------------------  ---------------  --------------  ---------------  --------------
Argentina.......................................   $    0.004927    $         --    $    0.003093    $         --
Australia.......................................        0.015746        0.002199         0.009885        0.001380
Austria.........................................        0.003236        0.000405         0.002032        0.000254
Belgium.........................................        0.004951        0.000743         0.003108        0.000466
Brazil..........................................        0.000696        0.000104         0.000437        0.000066
Canada..........................................        0.005716        0.000857         0.003589        0.000538
Chile...........................................        0.002132              --         0.001338              --
Finland.........................................        0.005384        0.000808         0.003380        0.000507
France..........................................        0.017339        0.002865         0.010885        0.001798
Germany.........................................        0.013339        0.001334         0.008374        0.000837
Hong Kong.......................................        0.017146              --         0.010764              --
Indonesia.......................................        0.001235        0.000219         0.000775        0.000138
Italy...........................................        0.003875        0.000581         0.002432        0.000365
Japan...........................................        0.001342        0.000201         0.000843        0.000126
Mexico..........................................        0.006317        0.000791         0.003966        0.000497
Netherlands.....................................        0.013700        0.002055         0.008600        0.001290
New Zealand.....................................        0.008367        0.001625         0.005253        0.001020
Norway..........................................        0.006423        0.000963         0.004032        0.000605
Phillipines.....................................        0.000289              --         0.000182              --
Spain...........................................        0.023838        0.003564         0.014965        0.002237
Sweden..........................................        0.015448        0.002317         0.009698        0.001455
Switzerland.....................................        0.008496        0.001771         0.005333        0.001112
Thailand........................................        0.011486              --         0.007211              --
United Kingdom..................................        0.038326        0.005749         0.024060        0.003609
                                                  ---------------  --------------  ---------------  --------------
                                                   $    0.229754    $   0.029152    $    0.144234    $   0.018301
                                                  ---------------  --------------  ---------------  --------------
                                                  ---------------  --------------  ---------------  --------------

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value. (Exchanges from the Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge.) Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from you fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the cash value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or saving account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPs, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. Amounts over $1,000 will be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Amounts for less than $1,000 will be mailed to your bank on your behalf. To set this up, please send a voided check from your bank. Depending upon the performance of the underlying investment options, the cash value may be worth more or less than the original amount invested upon redemption.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from MIMLIC Sales Corporation, call 1-800-443-3677. Our voice response system is available from 7 a.m. to 3 a.m. Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the eight Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc.'s six portfolio managers manage eight mutual funds containing $272 million in assets in addition to $1.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
              READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST

                                  ADVANTUS-TM-
                                FAMILY OF FUNDS


                            MIMLIC SALES CORPORATION
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                            1-800-443-3677

MIMLIC SALES CORPORATION                                BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48651 11-95